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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number: 0-10355

                          COMMUNICATIONS SYSTEMS, INC.
 ................................................................................
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 1
 ................................................................................


The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits or other portions of its Current Report on Form 8-K (Date of Report: November 18, 1996) as set forth in the pages attached hereto:

        Item 7: Financial Statements and Pro Forma Financial Information.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COMMUNICATIONS SYSTEMS, INC.

                                   by /s/  Paul N. Hanson
                                           Paul N. Hanson
                                      Vice President and Chief Financial Officer
November 19, 1996





                                 Total Pages (6)


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

Item 7:  Financial Statements and Pro Forma Financial Information.

The information originally supplied under this item is supplemented by the following:

 Pro forma Financial Information (unaudited)                       Page Herein

  Pro forma Consolidated Balance Sheet as of September 30, 1996         3
  Notes to Pro forma Consolidated Balance Sheet                         4
  Pro forma Consolidated Income Statement for the year ended
    December 31, 1995 and Notes to 1995 Pro forma Consolidated
    Income Statement                                                    5
  Pro forma Consolidated Income Statement for the nine months ended September 30, 1996 and Notes to 1996 Consolidated Pro
    forma Condensed Income Statement                                    6



                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The  following  pro  forma  consolidated  financial  statements  of  income  and explanatory notes show the pro forma effect on operating results of Communications Systems, Inc. (the Company) as if the sale of the assets of Zercom Corporation to Nortech Systems, Inc. occurred as of the beginning of the periods presented. The sale was completed on November 4, 1996.

The pro forma balance sheet and explanatory notes show the effect on the Company's financial position as if the sale occurred January 1, 1996.

The pro forma financial information and explanatory notes are unaudited and include adjustments which are based on management assumptions. The accompanying pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company's Quarterly
Report on Form 10-Q for the nine months ended September 30, 1996 and Annual Report on Form 10-K for the year ended December 31, 1995. Management believes these statements provide a reasonable basis for presenting the significant effects of the sale and the pro forma adjustments are properly applied in the pro forma statements.

The pro forma financial statements are not necessarily indicative of the results of operations had the sale occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.

PRO FORMA CONDENSED BALANCE SHEET (unaudited)

The following unaudited pro forma condensed balance sheet as of September 30, 1996 sets forth the effects of the sale of Zercom Corporation which was completed on November 4, 1996, as if the sale had been completed September 30, 1996.

                  COMMUNICATIONS SYSTEMS, INC. AND SUBSIDIARIES
                        UNAUDITED PRO FORMA BALANCE SHEET
                            as of September 30, 1996

                                             Historical                                  Pro Forma
                                                Balance        Pro Forma                   Balance
Assets:                                           Sheet      Adjustments                     Sheet
                                           ____________     ____________              ____________
Current assets:
   Cash                                     $14,892,182       $1,637,570 [a] [c]       $16,529,752
   Marketable securities                        859,890                                    859,890
   Receivables, net                          11,121,364        1,975,075     [d]        13,096,439
   Inventories                               13,211,397                                 13,211,397
   Prepaid expenses                             618,163                                    618,163
   Deferred income taxes                        869,000                                    869,000
                                           ____________     ____________              ____________
      Total current assets                   41,571,996        3,612,645                45,184,641

Property, plant and equipment                23,744,102                                 23,744,102
   less accumulated depreciation            (15,044,851)                               (15,044,851)
                                           ____________     ____________              ____________
   Net property, plant and equipment          8,699,251                0                 8,699,251

Net assets of and advances to discontinued
  Zercom operations                           8,364,379       (8,364,379)    [e]                  -

Other assets:
  Investments in mortgage backed
     and other securities                     4,643,194                                  4,643,194
  Excess of cost over net assets acquired     3,173,596                                  3,173,596
  Deferred income taxes                         354,044                                    354,044
  Other assets                                  293,744                                    293,744
  Notes receivable                                             5,000,000     [b]         5,000,000
                                           ____________     ____________              ____________
      Total other assets                      8,464,578        5,000,000                13,464,578
                                           ____________     ____________              ____________

Total Assets                                $67,100,204         $248,266               $67,348,470
                                           ____________     ____________              ____________
                                           ____________     ____________              ____________

Liabilities and Stockholders' Equity:

Current liabilities:
   Notes payable
   Accounts payable                          $3,157,698                                 $3,157,698
   Accrued expenses                           2,260,664                                  2,260,664
   Dividends payable                            740,278                                    740,278
   Income taxes payable                       2,615,638                                  2,615,638
   Reserve for loss on discontinued
     operations                                                  248,266     [f]           248,266
                                           ____________     ____________              ____________
      Total current liabilities               8,774,278          248,266                 9,022,544

Stockholders' Equity                         58,325,926                                 58,325,926
                                           ____________     ____________              ____________

Total Liabilities and Stockholders' Equity  $67,100,204         $248,266               $67,348,470
                                           ____________     ____________              ____________
                                           ____________     ____________              ____________


NOTES TO PRO FORMA CONDENSED BALANCE SHEET (unaudited)

Pro forma adjustments reflect the Company's sale of the inventory, property, plant, equipment and intangible assets of Zercom Corporation. to Nortech Systems, Inc. The Company sold these assets in exchange for $1,500,000 of cash, and a $5,000,000 note receivable at 8.25% annual interest. The Company retained Zercom's cash and accounts receivable and remains obligated for Zercom's liabilities.

The following is a summary of the adjustments required in accordance with generally accepted accounting principles:

a.    Record cash receipt from Nortech Systems, Inc.
       from sale of Zercom                                          $1,500,000
b.    Record note receivable from Nortech from sale of Zercom        5,000,000
c.    Record net cash retained from Zercom following payment
       of outstanding liabilities                                      137,570
d.    Record Zercom receivables retained by the Company              1,975,075
e.    Eliminate net assets of and advances to Zercom Operations
       as result of the sale                                         8,364,379
f.    Record reserve established for future adjustments to
       sales agreement                                                 248,266

PRO FORMA CONDENSED INCOME STATEMENT (unaudited)

The following unaudited pro forma consolidated condensed income statement for the twelve months ended December 31, 1995 sets forth the effects of the sale of Zercom Corporation as if it had occurred effective January 1, 1995. The pro forma condensed income statement should be read in conjunction with the historical consolidated financial statements and related notes thereto of Communications Systems, Inc.


                  COMMUNICATIONS SYSTEMS, INC. AND SUBSIDIARIES
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                      Twelve Months Ended December 31, 1995

                                                      Discontinued        Historical
                                      Historical        Operations        Continuing         Pro Forma              Pro Forma
                                      Statements       Adjustments        Operations       Adjustments                Results
                                    ____________      ____________      ____________      ____________           ____________
Sales                                $85,614,365      ($19,610,049)      $66,004,316                              $66,004,316

Costs and expenses:
  Cost of sales                       64,393,055       (17,095,977)       47,297,078                               47,297,078
  Selling, general and
    administrative expenses           10,777,137        (2,258,493)        8,518,644                                8,518,644
                                    ____________      ____________      ____________      ____________           ____________
      Total costs and expenses        75,170,192       (19,354,470)       55,815,722                 0             55,815,722
                                    ____________      ____________      ____________      ____________           ____________

Operating income                      10,444,173          (255,579)       10,188,594                 0             10,188,594

Other income and (expenses):
  Investment income                      975,263           (58,226)          917,037          $412,500 [a]          1,329,537
  Interest expense                       (35,283)           17,477           (17,806)                                 (17,806)
                                    ____________      ____________      ____________      ____________           ____________
    Other income, net                    939,980           (40,749)          899,231           412,500              1,311,731

Income before income taxes            11,384,153          (296,328)       11,087,825           412,500             11,500,325

Income taxes                           2,300,000          (136,000)        2,164,000           165,000 [b]          2,329,000
                                    ____________      ____________      ____________      ____________           ____________

Net income                             9,084,153          (160,328)        8,923,825          $247,500              9,171,325

                                    ____________      ____________      ____________      ____________           ____________
                                    ____________      ____________      ____________      ____________           ____________

Net income per share                        $.99            $ (.02)             $.97                                     $.99
                                    ____________      ____________      ____________                             ____________
                                    ____________      ____________      ____________                             ____________

Average common and common
  equivalent shares outstanding        9,217,000         9,217,000         9,217,000                                9,217,000
                                    ____________      ____________      ____________                             ____________
                                    ____________      ____________      ____________                             ____________


NOTES TO PRO FORMA CONDENSED INCOME STATEMENT (unaudited) Twelve Months Ended December 31, 1995

The following is a summary of the adjustments required in accordance with generally accepted accounting principles:

a.    Interest income from note receivable from
       Nortech Systems, Inc.                                      $412,500
b.    Income tax expense (40% rate)                                165,000



                 COMMUNICATIONS SYSTEMS, INC. AND SUBSIDIARIES
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                      Nine Months Ended September 30, 1996

                                             Historical         Pro Forma              Pro Forma
                                             Statements       Adjustments                Results
                                           ____________      ____________           ____________
Sales from continuing operations            $50,618,464                              $50,618,464

Costs and expenses:
  Cost of sales                              35,504,434                               35,504,434
  Selling, general and
    administrative expenses                   7,884,875                                7,884,875
                                           ____________      ____________           ____________
      Total costs and expenses               43,389,309                 0             43,389,309
                                           ____________      ____________           ____________

Operating income from continuing operations   7,229,155                 0              7,229,155

Other income and (expenses):
  Investment income                             490,719          $309,375 [a]            800,094
  Interest expense                              (16,499)                                 (16,499)
                                           ____________      ____________           ____________
    Other income, net                           474,220           309,375                783,595

Income before income taxes                    7,703,375           309,375              8,012,750

Income taxes                                  1,600,000           123,750 [b]          1,723,750
                                           ____________      ____________           ____________

Income from continuing operations             6,103,375           185,625              6,289,000

Discontinued operations:
  Loss from discontinued Zercom
    operations, net of income taxes            (355,124)                                (355,124)
  Loss on disposal of Zercom operations,
    including provision of $30,000 for
    operating losses during disposal
    period (net of tax benefit of $133,000)    (393,000)                                (393,000)
                                           ____________      ____________           ____________

Net income                                   $5,355,251          $185,625             $5,540,876
                                           ____________      ____________           ____________
                                           ____________      ____________           ____________

Net income per share:
  Continuing operations                            $.65                                     $.67
  Discontinued operations                          (.08)                                    (.08)
                                           ____________                             ____________
                                                   $.57                                     $.59
                                           ____________                             ____________
                                           ____________                             ____________

Average common and common
  equivalent shares outstanding               9,393,000                                9,393,000
                                           ____________                             ____________
                                           ____________                             ____________


NOTES TO PRO FORMA CONDENSED INCOME STATEMENT (unaudited) Nine Months Ended September 30, 1996

The following is a summary of the adjustments required in accordance with generally accepted accounting principles:

a.    Interest income from note receivable from
       Nortech Systems, Inc.                                      $309,375
b.    Income tax expense (40% rate)                                123,750